                                                                    EXHIBIT 99.3

                           CONSENT OF THOMAS R. KING

    I hereby consent to all references to me as a nominated director in the Registration Statement on Form S-4 of Global One Distribution & Merchandising Inc. and the Proxy Statement/Prospectus constituting a part thereof.

                                          THOMAS R. KING

Minneapolis, Minnesota
May 23, 1996